Significant transactions	12 Months Ended
Oct. 31, 2018
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Significant transactions
Note 3	Significant transactions

Aeroplan developments

Air Canada announced on May 11, 2017, that it would not be renewing its exclusive Aeroplan partnership with Aimia Inc. (Aimia) upon the expiry of the contract on June 29, 2020. CIBC’s Aeroplan clients would not be immediately impacted by this announcement, as Aeroplan members may continue to collect and redeem Aeroplan Miles for Air Canada travel until Aimia’s contract with Air Canada expires. On August 21, 2018, Air Canada, The Toronto-Dominion Bank, CIBC and Visa Canada Corporation announced that an agreement in principle with Aimia had been reached for the purchase of the Aeroplan loyalty business for cash of $450 million and the assumption of the Aeroplan Miles liability of approximately $1.9 billion. Definitive agreements were signed on November 26, 2018, including credit card agreements securing CIBC’s participation in Air Canada’s new loyalty program for a period of 10 years, conditional upon completion of Air Canada’s acquisition of the Aeroplan loyalty business. If finalized, this arrangement will allow our Aeroplan clients to transfer their Aeroplan Miles to Air Canada’s new loyalty program, expected to launch in 2020. The agreements are subject to Aimia shareholder approval and certain other closing conditions, including receipt of applicable regulatory approvals. Upon closing, CIBC will contribute $200 million plus applicable sales tax towards this transaction, which we expect to recognize as an expense in 2019. In addition, we will make a payment of $92 million plus applicable sales tax to Air Canada, at closing, as a prepayment to be applied towards future monthly payments in respect of Aeroplan miles. We expect to recognize this prepayment as a charge to net income over the term of the new credit card agreement with Air Canada as loyalty points are purchased.

Acquisition of Wellington Financial

On January 5, 2018, CIBC acquired both the loan assets of Wellington Financial and its management team for a combination of cash, common shares, and exchangeable shares. The acquisition supports the launch of CIBC Innovation Banking, a full service business that delivers strategic advice and funding to North American technology and innovation clients at each stage of their business cycle, and further deepens CIBC’s capabilities and complements CIBC Bank USA’s existing commercial banking team. Goodwill of $62 million was recognized as a result of the acquisition.

The exchangeable shares issued as part of the consideration for the acquisition are economically equivalent to CIBC common shares, and are subject to various vesting and performance conditions. A portion of the exchangeable shares are treated as equity-settled share-based compensation awards, and are amortized into income over the relevant vesting periods.

The results of the acquired business have been consolidated from the date of close and are included in our Canadian Commercial Banking and Wealth Management SBU.

Acquisition of PrivateBancorp, Inc.

On June 23, 2017, we completed the acquisition of PrivateBancorp, Inc. (PrivateBancorp) and its subsidiary, The PrivateBank and Trust Company (The PrivateBank, subsequently rebranded as CIBC Bank USA) for total consideration of US$5.0 billion (C$6.6 billion). This acquisition expands our U.S. presence which diversifies earnings and strengthens our platform for long-term growth. The acquisition also creates a platform for CIBC to deliver high-quality middle market commercial and private banking capabilities, which advances our client-focused strategy.

We acquired 100% of the outstanding share capital of PrivateBancorp for a final transaction value of US$61.00 per PrivateBancorp share. During the first quarter of 2018, we finalized the purchase price allocation, and recognized an increase in goodwill of $29 million primarily due to additional information arising from the settlement of the dispute with former PrivateBancorp shareholders who validly exercised their dissent and appraisal rights under Delaware law.

The following summarizes the total purchase consideration of $6.6 billion as of the acquisition date, including the impact of final settlement of obligation to dissenting shareholders in the first quarter of 2018:

$ millions, as at June 23, 2017
Issuance of CIBC common shares (1)	$3,443
Cash (2)	2,770
Estimated obligation payable to dissenting shareholders (3)	327
Issuance of replacement equity-settled awards (4)	72
Total purchase consideration estimated in 2017	$6,612
Adjustment to purchase consideration in 2018 (3)	$29
Total final purchase consideration	$6,641

(1)	32,137,402 CIBC common shares were issued at a price of US$80.95 per share to satisfy the equity component of the merger consideration of 0.4176 of a CIBC common share per PrivateBancorp share.
(2)	US$2.1 billion in cash was transferred to satisfy the cash component of the merger consideration of US$27.20 per PrivateBancorp share.
(3)

Former PrivateBancorp shareholders who validly exercised their dissent and appraisal rights under Delaware law did not receive the merger consideration and instead filed petitions against PrivateBancorp seeking a payment equal to the “fair value” of their PrivateBancorp shares as determined by a Delaware court following an appraisal proceeding. In such a proceeding, a Delaware court may require a purchaser to pay to the dissenting shareholders an amount more or less than, or the same as, the merger consideration. As at June 23, 2017, CIBC estimated the fair value of the obligation payable to dissenting shareholders using the final transaction value of US$61.00 per PrivateBancorp share. In November 2017, CIBC and the petitioners entered into an agreement to settle the dispute, subject to the court’s entry of an order dismissing the consolidated petition. This matter was settled in November 2017 through a combination of $162 million cash and $194 million CIBC common shares, and resulted in an increase in goodwill of $29 million.

(4)

Equity-settled share-based awards issued to employees of PrivateBancorp and The PrivateBank consisted of 190,789 replacement restricted shares and 988,544 replacement stock options with a fair value of US$54 million relating to the portion of these awards attributable to pre-acquisition service. The fair values of the restricted shares and the stock options were estimated based on the final transaction value of US$61.00 per PrivateBancorp share.

The following summarizes the fair values of identifiable assets acquired and liabilities assumed at the acquisition date that were reflected in 2017, updated for the impact of final settlement of obligation to dissenting shareholders in the first quarter of 2018:

$ millions, as at June 23, 2017
Fair values of assets acquired
Cash and non-interest-bearing deposits with banks	$280
Interest-bearing deposits with banks	441
AFS and HTM securities	5,577
Loans (1)	20,642
Other assets	33
Intangible assets (2)	370
Total fair value of identifiable assets acquired	27,343
Fair values of liabilities assumed
Deposits	24,059
Other liabilities	496
Total fair value of identifiable liabilities assumed	24,555
Fair value of identifiable net assets acquired	2,788
Goodwill	3,853
Total purchase consideration	$6,641

(1)

The fair value for loans reflects estimates of incurred and expected future credit losses at the acquisition date and interest rate premiums or discounts relative to prevailing market rates. The gross principal amount is $20.9 billion.

(2)

Intangible assets include core deposits, customer relationships, and software. Core deposit and customer relationship intangibles arising from the acquisition are amortized on a straight-line basis over estimated useful lives, which range from 3-10 years.

The goodwill recognized of $3.8 billion primarily reflects the expected growth of our combined U.S. Commercial Banking and Wealth Management businesses, the ability to cross sell products between SBUs, and expected synergies from the integration of certain technology and operational platforms. Goodwill is not expected to be deductible for tax purposes.

All results of operations are included in our U.S. Commercial Banking and Wealth Management SBU. In 2017, our acquisition of PrivateBancorp increased our consolidated revenue and net income by $448 million and $96 million, respectively. If our acquisition of PrivateBancorp had occurred on November 1, 2016 it would have increased our 2017 consolidated revenue and net income by $1,228 million and $304 million, respectively. These amounts exclude transaction and integration costs, which are primarily recognized in non-interest expenses and included in Corporate and Other.

Acquisition of Geneva Advisors

On August 31, 2017, we completed the acquisition of Geneva Advisors, LLC (Geneva Advisors), an independent private wealth management firm, for total estimated consideration of US$179 million (C$224 million). This acquisition will expand CIBC’s private wealth management client base and investment management capabilities in the U.S. The purchase price consisted of $39 million of cash consideration and 1,204,344 CIBC common shares valued at $126 million, plus estimated contingent consideration of $59 million to be paid over the next three years subject to future performance conditions being met. Contingent consideration of up to US$65 million may ultimately be payable dependent upon the level of achievement of future performance conditions.

The following summarizes the fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

$ millions, as at August 31, 2017
Cash	$12
Other assets	2
Intangible assets (1)	102
Other liabilities	(12)
Fair value of identifiable net assets acquired	104
Goodwill (2)	120
Total purchase consideration	$224

(1)

Intangible assets include customer relationships and contract-based intangibles. The customer relationship intangible asset arising from the acquisition is amortized on a straight-line basis over an estimated useful life of 7 years. Contract-based intangibles arising from the acquisition are amortized on a straight-line basis over estimated useful lives, which range from 5 to 9 years.

(2)	Goodwill is expected to be deductible for tax purposes.

During the first quarter of 2018, we finalized the purchase price allocation. No adjustments were recorded as a result of the finalization.

All results of operations are included in our U.S. Commercial Banking and Wealth Management SBU. Transaction and integration costs are included in Corporate and Other.

Launch of Simplii Financial and wind-down of President’s Choice Financial consumer banking offer

On August 16, 2017, we announced both the launch of Simplii Financial and the wind-down of our President’s Choice Financial branded consumer banking offer with Loblaw Companies Limited (Loblaw). Under the terms of the wind-down agreement negotiated with Loblaw, CIBC is required to pay certain fees to Loblaw. In addition, as a result of the agreement, we incurred ancillary asset impairment and severance costs, as well as ongoing project-related costs. In aggregate, CIBC incurred fees and charges of approximately $98 million ($71 million after-tax) in the fourth quarter of 2017.

Lease of new premises

On April 12, 2017, we announced that we had entered into a lease agreement to become the anchor tenant at a new office complex in downtown Toronto. We have agreed to lease up to 1.75 million square feet of total office space in two buildings to be constructed at the site within the next six years. The aggregate future minimum lease commitments related to the lease, which begins in 2020, are $2.3 billion.

Sale and lease back of certain retail properties

During the first quarter of 2017, we sold and leased back 89 retail properties located mainly in Ontario and British Columbia, and recognized a gain of $299 million ($245 million after-tax) on proceeds of $390 million in our Canadian Personal and Small Business Banking SBU. The gain is included in Non-interest income – Other.